Exhibit 99.2

BANKFINANCIAL CORPORATION

Second QUARTER 2022

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2022		2021
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.62%	0.30%	0.57%	0.40%	0.47%
Return on equity (ratio of net income to average equity) (1)	6.64	3.24	6.00	4.05	4.52
Net interest rate spread (1)	3.00	2.66	2.75	2.68	2.67
Net interest margin (1)	3.07	2.73	2.81	2.75	2.75
Efficiency ratio (2)	73.01	84.20	79.50	81.96	83.94
Noninterest expense to average total assets (1)	2.47	2.47	2.47	2.45	2.50
Average interest–earning assets to average interest–bearing liabilities	138.10	139.03	138.57	138.97	140.97
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	200	206	221	224	218

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$10,655	$9,722	$9,095	$11,432	$12,185
Interest-bearing deposits in other financial institutions	259,816	391,280	493,067	517,183	523,851
Securities, at fair value	158,951	132,634	85,694	14,693	18,883
Loans receivable, net	1,142,743	1,055,069	1,044,207	1,047,056	1,032,159
Foreclosed assets, net	842	968	725	1,049	1,702
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	25,103	24,939	25,043	24,772	24,765
Bank-owned life insurance	18,893	19,157	19,129	19,097	19,066
Deferred taxes	4,261	3,750	2,762	2,348	2,363
Other assets	16,132	15,143	13,470	15,022	14,158
Total assets	$1,644,886	$1,660,152	$1,700,682	$1,660,142	$1,656,622

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,444,750	$1,461,605	$1,488,431	$1,454,389	$1,438,574
Borrowings	—	5,000	5,000	5,000	5,000
Subordinated notes, net of unamortized issuance costs	19,612	19,601	19,590	19,578	19,568
Other liabilities	26,394	20,051	30,195	23,002	27,044
Total liabilities	1,490,756	1,506,257	1,543,216	1,501,969	1,490,186
Stockholders’ equity	154,130	153,895	157,466	158,173	166,436
Total liabilities and stockholders’ equity	$1,644,886	$1,660,152	$1,700,682	$1,660,142	$1,656,622

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022		2021
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,884	$11,418	$12,073	$11,748	$11,497
Total interest expense	754	643	686	718	722
Net interest income	12,130	10,775	11,387	11,030	10,775
Provision for (recovery of) loan losses	459	276	(221)	(6)	(678)
Net interest income after provision for (recovery of) loan losses	11,671	10,499	11,608	11,036	11,453
Noninterest income	1,839	1,444	1,631	1,374	1,426
Noninterest expense	10,199	10,289	10,349	10,166	10,241
Income before income tax	3,311	1,654	2,890	2,244	2,638
Income tax expense (1)	744	386	519	600	712
Net income	$2,567	$1,268	$2,371	$1,644	$1,926
Basic and diluted earnings per common share	$0.19	$0.10	$0.18	$0.12	$0.13

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$826	$781	$832	$814	$800
Loan servicing fees	190	101	395	140	141
Mortgage brokerage and banking fees	9	8	2	16	5
Trust insurance commissions and annuities income	262	338	256	263	283
Earnings on bank-owned life insurance	11	28	32	31	30
Bank-owned life insurance death benefit	446	—	—	—	—
Other	95	188	114	110	167
Total noninterest income	$1,839	$1,444	$1,631	$1,374	$1,426

Noninterest Expense
Compensation and benefits	$5,489	$5,480	$5,827	$5,782	$5,558
Office occupancy and equipment	1,933	2,134	1,711	1,824	1,892
Advertising and public relations	208	142	195	157	187
Information technology	895	851	871	779	723
Professional fees	412	373	312	311	343
Supplies, telephone, and postage	362	347	391	382	442
FDIC insurance premiums	106	116	133	125	114
Other	794	846	909	806	982
Total noninterest expense	$10,199	$10,289	$10,349	$10,166	$10,241

(1)	Income tax expense for the quarter ended December 31, 2021 includes a $200,000 valuation reserve recovery related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022		2021
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate	$26,247	$28,221	$30,133	$31,829	$34,762
Multi–family mortgage	485,742	435,522	426,136	435,634	434,635
Nonresidential real estate	115,983	99,817	103,172	100,469	100,008
Construction and land	84	—	—	499	499
Commercial loans and leases	519,662	496,245	489,512	483,705	467,461
Consumer	1,574	1,572	1,685	1,760	1,796
	1,149,292	1,061,377	1,050,638	1,053,896	1,039,161
Net deferred loan origination fees and costs	653	478	284	55	(145)
Allowance for loan losses	(7,202)	(6,786)	(6,715)	(6,895)	(6,857)
Loans, net	$1,142,743	$1,055,069	$1,044,207	$1,047,056	$1,032,159

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$268	$348	$494	$332	$349
Multi–family mortgage	75,595	35,661	38,265	33,296	25,486
Nonresidential real estate	21,254	5,837	6,522	2,988	581
Construction and land	84	—	—	—	—
Commercial loans	183,464	184,290	195,228	125,404	83,548
Equipment finance	90,267	30,821	84,072	51,890	57,077
Consumer	563	496	572	584	652
	$371,495	$257,453	$325,153	$214,494	$167,693
Weighted average interest rate	4.87%	4.56%	4.07%	4.33%	4.20%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$2,233	$2,324	$2,266	$3,364	$3,870
Multi–family mortgage	26,156	25,598	47,882	32,362	31,554
Nonresidential real estate	5,018	8,823	3,760	2,613	12,643
Construction and land	—	—	499	—	—
Commercial loans	197,912	170,543	202,524	111,666	83,991
Equipment finance	51,671	38,701	71,088	49,241	31,856
Consumer	557	587	656	610	622
	$283,547	$246,576	$328,675	$199,856	$164,536
Weighted average interest rate	4.94%	4.42%	4.26%	4.38%	4.44%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022		2021
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$323	$330	$367	$341	$588
Nonresidential real estate	—	—	297	296	296
Equipment finance	610	101	76	9	—
	933	431	740	646	884

Loans past due over 90 days still accruing	753	1,531	10	—	—

Foreclosed assets, net
Other real estate owned:
One–to–four family residential real estate	—	—	—	—	38
Nonresidential real estate	274	274	—	—	—
Other foreclosed assets	568	694	725	1,049	1,664
	842	968	725	1,049	1,702

Nonperforming assets	$2,528	$2,930	$1,475	$1,695	$2,586

Asset Quality Ratios
Nonperforming assets to total assets	0.15%	0.18%	0.09%	0.10%	0.16%
Nonperforming loans to total loans (1)	0.15	0.18	0.07	0.06	0.09
Nonperforming commercial-related loans to total commercial-related loans (2)	0.12	0.16	0.04	0.03	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	1.16	1.11	1.15	1.02	1.61
Allowance for loan losses to nonperforming loans	427.16	345.87	895.33	1,067.34	775.68

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$579,455	$514,434	$508,298	$514,777	$513,165
% FFIEC total capital	331.26%	295.56%	294.98%	298.54%	299.52%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$121,717	$153,558	$67,548	$73,776	$130,984
% FFIEC total capital	69.58%	88.22%	39.20%	42.79%	76.45%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022		2021
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$424	$433	$476	$509	$390
Commercial loans and leases	56	63	—	1,191	—
Consumer	5	3	6	7	4
	$485	$499	$482	$1,707	$394

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$6,786	$6,715	$6,895	$6,857	$7,395
Charge–offs:
One-to-four family residential real estate	(1)	(4)	(3)	—	—
Nonresidential real estate	—	(192)	(7)	—	—
Commercial loans and leases	(51)	—	(7)	—	—
Consumer	(15)	(18)	(12)	(2)	(6)
	(67)	(214)	(29)	(2)	(6)
Recoveries:
One-to-four family residential real estate	3	2	64	38	49
Multi-family mortgage	4	5	5	7	10
Nonresidential real estate	2	—	—	—	—
Commercial loans and leases	—	1	1	1	87
Consumer	15	1	—	—	—
	24	9	70	46	146

Net (charge–offs) recoveries	(43)	(205)	41	44	140
Provision for (recovery of) loan losses	459	276	(221)	(6)	(678)
Ending balance	$7,202	$6,786	$6,715	$6,895	$6,857

Allowance for loan losses to total loans	0.63%	0.64%	0.64%	0.65%	0.66%
Net (charge–offs) recoveries ratio (1)	(0.02)	(0.08)	0.02	0.02	0.05

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022		2021
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$311,408	$339,504	$342,185	$328,182	$325,294
Interest–bearing NOW accounts	400,405	384,665	404,326	392,273	368,902
Money market accounts	334,237	330,094	333,369	319,857	322,753
Savings deposits	205,590	207,201	201,633	196,810	196,701
Certificates of deposit - retail	192,616	198,911	203,468	213,320	220,482
Certificates of deposit - wholesale	494	1,230	3,450	3,947	4,442
	$1,444,750	$1,461,605	$1,488,431	$1,454,389	$1,438,574

SELECTED AVERAGE BALANCES
Total average assets	$1,648,736	$1,666,086	$1,673,813	$1,657,862	$1,641,003
Total average interest–earning assets	1,586,230	1,601,040	1,608,652	1,592,482	1,573,429
Average loans	1,096,005	1,050,668	1,044,246	1,045,586	1,041,696
Average securities	141,603	116,360	32,542	16,915	20,735
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	341,132	426,522	524,374	522,491	503,508
Total average interest–bearing liabilities	1,148,577	1,151,564	1,160,863	1,145,887	1,116,105
Average interest–bearing deposits	1,126,883	1,126,969	1,136,279	1,121,314	1,094,589
Average borrowings and Subordinated notes	21,694	24,595	24,584	24,573	21,516
Average stockholders’ equity	154,634	156,492	157,961	162,361	170,509

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	3.26%	2.89%	2.98%	2.93%	2.93%
Average loans	4.28	4.17	4.44	4.32	4.31
Average securities	1.22	1.04	0.98	1.08	1.01
Average other interest–earning assets	0.80	0.21	0.17	0.17	0.13
Total average interest–bearing liabilities	0.26	0.23	0.23	0.25	0.26
Average interest–bearing deposits	0.20	0.16	0.17	0.18	0.20
Average cost of total deposits	0.15	0.12	0.13	0.14	0.16
Average cost of retail and commercial deposits	0.20	0.15	0.16	0.18	0.19
Average cost of wholesale deposits, borrowings and Subordinated notes	3.62	3.16	3.10	3.08	3.02
Average cost of funds	0.21	0.18	0.18	0.19	0.20
Net interest rate spread	3.00	2.66	2.75	2.68	2.67
Net interest margin	3.07	2.73	2.81	2.75	2.75

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022		2021
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.37%	9.27%	9.26%	9.53%	10.05%
Tangible equity to tangible total assets (end of period)	9.37	9.27	9.26	9.53	10.05
Risk–based total capital ratio	18.49	19.82	19.47	19.22	21.16
Common Tier 1 (CET1)	15.78	16.94	16.66	16.44	18.19
Risk–based tier 1 capital ratio	15.78	16.94	16.66	16.44	18.19
Tier 1 leverage ratio	9.48	9.32	9.32	9.45	10.05
Tier 1 capital	$156,085	$155,164	$155,818	$156,632	$164,862
BankFinancial, NA (2)
Risk–based total capital ratio	17.68%	19.01%	18.43%	18.11%	18.92%
Common Tier 1 (CET1)	16.95	18.27	17.71	17.39	18.17
Risk–based tier 1 capital ratio	16.95	18.27	17.71	17.39	18.17
Tier 1 leverage ratio	10.18	10.05	9.91	10.00	10.03
Tier 1 capital	$167,723	$167,268	$165,599	$165,537	$164,471

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$9.39	$10.36	$10.67	$11.48	$11.44
High	10.78	11.27	11.81	12.79	11.96
Low	9.30	10.30	10.33	10.62	10.04
Common shares outstanding	13,153,485	13,178,485	13,228,485	13,374,133	14,118,720
Book value per share	$11.72	$11.68	$11.90	$11.83	$11.79
Tangible book value per share	$11.72	$11.68	$11.90	$11.83	$11.79
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	51.24%	104.33%	55.88%	83.58%	75.10%
Stock repurchases	$254	$539	$1,673	$8,503	$5,457
Stock repurchases – shares	25,000	50,000	145,648	744,587	504,939

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,567	$1,268	$2,371	$1,644	$1,926
Weighted average basic and dilutive common shares outstanding	13,165,023	13,204,041	13,264,374	13,722,333	14,433,748
Basic and diluted earnings per common share	$0.19	$0.10	$0.18	$0.12	$0.13

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020.  Pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2021, the Bank's required minimum Community Bank Leverage Ratio is 9.00%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.